UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2025

PLUS THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34375 (Commission File Number)	33-0827593 (IRS Employer Identification No.)

2710 Reed Road, Suite 160 Houston, Texas 77051 (Address of principal executive offices, with zip code)

(737) 255-7194

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PSTV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting of Stockholders of Plus Therapeutics, Inc. (the “Company”) held on May 2, 2025 (the “Special Meeting”), the stockholders of the Company approved a Certificate of Amendment (the “Amendment”) to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the authorized shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), from 100,000,000 shares to 2,000,000,000 shares (the “Authorized Common Stock Increase Proposal”). The Amendment was previously approved by the Board of Directors (the “Board”) of the Company, subject to stockholder approval.

After the conclusion of the Special Meeting, the Company filed the Amendment with the Secretary of State of the State of Delaware, effective as of the time of filing.

The foregoing summary of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the Company’s stockholders voted on Proposals 1 through 4, as described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2025 (the “Proxy Statement”). Proposal 5, relating to the adjournment of the Special Meeting to solicit additional proxies, was not presented at the Special Meeting because a quorum was established and there were sufficient votes to approve the other proposals. Capitalized terms used but not defined herein shall have the meanings set forth in the Proxy Statement.

The Company had 11,785,078 shares of Common Stock issued and outstanding at the close of business on March 4, 2025, the record date for the Special Meeting. The holders of 8,175,799 shares of the Company’s issued and outstanding Common Stock were represented in person virtually or represented by valid proxy at the Special Meeting, constituting a quorum.

The vote results detailed below represent final results as certified by the inspector of elections.

Proposal No. 1 – Reverse Stock Split Proposal.

The Company’s stockholders granted discretionary authority to the Board to (i) amend the Company’s Certificate of Incorporation to combine outstanding shares of the Company’s Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for twenty five (1-for-25) to a maximum of one-for-two hundred fifty (1-for-250), with the exact ratio to be determined by our Board in its sole discretion; and (ii) effect the reverse stock split, if at all, within twelve (12) months of the date the proposal is approved by stockholders. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,304,114	847,905	23,780	0

Proposal No. 2 – Issuance Proposal.

The Company’s stockholders authorized, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), (1) the issuance of 28,042,138 Series A Warrants and 28,042,138 Series B Warrants issued in the Private Placement, (2) certain provisions of the Series A Warrants and Series B Warrants (the “Warrants") and (3) the issuance of 280,421,380 shares of Common Stock that could become issuable upon exercise of the Series A Warrants and 1,261,896,210 shares of Common Stock that could become issuable upon exercise of the Series B Warrants, in each case as a result of certain adjustment provisions set forth in the applicable warrants and assumptions described in the Proxy Statement and subject to the potential for further adjustments. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,236,313	376,793	5,327	1,368,946

Proposal No. 3 – Authorized Common Stock Increase Proposal.

As described above in Item 5.03, the Company’s stockholders approved the Authorized Common Stock Increase Proposal. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,273,240	887,265	15,294	0

Proposal No. 4 – Warrant Amendment Proposal.

The Company’s stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the extension of the term of the Company’s May 2024 Warrants. The votes regarding this proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,507,373	291,459	8,021	1,368,946

Item 8.01 Other Events.

Following the approval of the Issuance Proposal and expiration of a 10-trading-day reset period, the exercise price of the Warrants will be reset to the greater of (i) the lowest single trading day volume weighted average price of the Common Stock during the reset period and (ii) $0.132 (the “Floor Price”). If the exercise price of the Series A Warrants is reduced to the Floor Price pursuant to the reset provision, the 28,042,138 outstanding Series A Warrants would become exercisable for an aggregate of up to 280,421,380 shares of Common Stock. In addition to the reset provision, the Series B Warrants are subject to a zero exercise price provision (i.e., “alternative cashless exercise”), pursuant to which the Series B Warrants can be exercised without further payment to us and for three times the number of shares of Common Stock issuable upon exercise of the Series B Warrants for cash. The 28,042,138 outstanding Series B Warrants are exercisable for an aggregate of up to 84,126,414 shares of Common Stock assuming the Series B Warrants are exercised pursuant to the zero exercise price provision. In the event that the exercise price of the Series B Warrants is reduced to the Floor Price pursuant to the reset provision, the Series B Warrants would become exercisable for an aggregate of up to 420,632,070 shares of Common Stock, or an aggregate of up to 1,261,896,210 shares of Common Stock assuming the Series B Warrants are exercised pursuant to the zero exercise price provision.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation, as amended, of Plus Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2025

PLUS THERAPEUTICS, INC.

By:	/s/ Marc H. Hedrick, M.D.
Marc H. Hedrick, M.D. President and Chief Executive Officer